UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2006 (December 21, 2005)

Behringer Harvard Mid-Term Value Enhancement Fund I LP
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51292	71-0897613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1610
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Behringer Harvard Mid-Term Value Enhancement Fund I LP (which may be referred to as “we,” “us,” or “our”) hereby amends our Current Report on Form 8-K filed on December 27, 2005 to provide the required financial statements relating to our acquisition a single-story suburban office building in Richardson, Texas, a suburb of Dallas (the “ASC Building”), as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to the ASC Building that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

Item 9.01    Financial Statements and Exhibits
		Page
(a)	Financial Statements of Businesses Acquired.
	Independent Auditors’ Report	3
	Statements of Revenues and Certain Operating Expenses for the Nine Months Ended September 30, 2005 (Unaudited) and For the Year Ended December 31, 2004	4
	Notes to the Statements of Revenues and Certain Operating Expenses	5

(b)	Pro Forma Financial Information.
	Unaudited Pro Forma Consolidated Financial Information	7
	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2005	8
	Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2005	9
	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2004	10
	Unaudited Notes to Pro Forma Consolidated Financial Statements	11

(c)	Shell Company Transaction.
	None
(d)	Exhibits.
	None

Independent Auditors’ Report

To the Partners of Behringer Harvard
Mid-Term Value Enhancement Fund I LP:

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of the ASC Building, an office building located in Richardson, Texas (the “Property”) for the year ended December 31, 2004. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Behringer Harvard Mid-Term Value Enhancement Fund I LP) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain expenses described in Note 1 to the Historical Summary of the Property for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Dallas, Texas
February 23, 2006

ASC Building
Statements of Revenues and Certain Operating Expenses
For the Nine Months Ended September 30, 2005 and
For the Year Ended December 31, 2004

	Nine Months
	Ended	Year Ended
	September 30,	December 31,
	2005	2004
	(unaudited)

Revenues:
Rental income	$314,205	$418,940
Tenant reimbursement income	22,917	47,774

Total revenues	337,122	466,714

Certain operating expenses:
Property operating expenses	17,306	12,891
Property management fees	12,129	18,296
Real estate taxes	52,235	89,102

Total certain operating expenses	81,670	120,289

Revenues in excess of certain operating expenses	$255,452	$346,425

See accompanying notes to statements of revenues and certain operating expenses.

ASC Building
Notes to the Statements of Revenues and Certain Expenses
For the Nine Months Ended September 30, 2005 and
For the Year Ended December 31, 2004

1.    Basis of Presentation

On December 21, 2005, Behringer Harvard Mid-Term Value Enhancement Fund I LP (the “Partnership”) acquired a single-story suburban office building containing approximately 28,880 (unaudited) rentable square feet located on approximately 2.2 acres of land at 1401 North Plano Road in Richardson, Texas, a suburb of Dallas (the “ASC Building”).

The statements of revenues and certain expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. These Historical Summaries include the historical revenues and certain operating expenses of the ASC Building, exclusive of items which may not be comparable to the proposed future operations of the ASC Building.

The statement of revenues and certain operating expenses and notes thereto for the nine months ended September 30, 2005 included in this report are unaudited. In the opinion of management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included. Such adjustments consisted of normal recurring items. Interim results are not necessarily indicative of results for a full year.

2.    Principles of Reporting and Use of Estimates

The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results may differ from those estimates.

3.    Significant Accounting Policies

Revenue Recognition

The ASC Building's operations consist of rental income earned from its sole tenant under a lease agreement which provides for minimum rent payments. The lease has been accounted for as an operating lease. Rental income is recognized by amortizing the aggregate lease payments on a straight-line basis over the entire term of the lease, including the effect of any rent holidays, which amounted to an increase in rental income of approximately $10,965 (unaudited) for the nine months ended September 30, 2005, and an increase in rental income of approximately $14,620 for the year ended December 31, 2004.

Reimbursement income consists of recovery of certain basic operating costs over an established base amount. Recoveries are recognized as revenue in the period the applicable costs are incurred.

4.    Leases

The aggregate annual minimum future rental income on the non-cancelable operating lease in effect as of December 31, 2004 is as follows:

2005	$418,940
2006	418,940
2007	418,940
2008	418,940
2009	418,940

The minimum future rental income represents the base rent required to be paid under the terms of the leases exclusive of charges for contingent rents, electric services, real estate taxes and operating cost escalations.

5.    Concentrations and Commitments

The ASC Building has a single tenant that represents 100% of the rental income of the building.

*****

Behringer Harvard Mid-Term Value Enhancement Fund I LP
Unaudited Pro Forma Consolidated Financial Information

On December 21, 2005, we acquired the ASC Building, a single-story suburban office building containing approximately 28,880 rentable square feet, located on approximately 2.2 acres of land in Richardson, Texas, a suburb of Dallas, through our direct and indirect partnership interests in Behringer Harvard 1401 North Plano Road LP. The contract purchase price of the ASC Building was $3,950,000, excluding closing costs. We used proceeds from our public offering of limited partnership units, which ended on February 19, 2005, to pay the entire purchase price and all closing costs of the acquisition.

In the opinion of our management, all material adjustments necessary to reflect the effects of the above transaction have been made.

Behringer Harvard Mid-Term Value Enhancement Fund I LP
Unaudited Pro Forma Consolidated Balance Sheet
as of September 30, 2005

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had acquired the ASC Building as of September 30, 2005. This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statement of Operations and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2005. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on September 30, 2005, nor does it purport to represent our future financial position.

	September 30, 2005	Pro Forma
	as Reported	Adjustments	Pro Forma
	(a)	(b)	September 30, 2005
Assets
Real estate
Land	$7,236,232	$586,567	$7,822,799
Buildings, net	17,691,940	2,917,910	20,609,850
Total real estate	24,928,172	3,504,477	28,432,649

Cash and cash equivalents	7,425,620	(4,095,768)	3,329,852
Accounts receivable, net	222,499	-	222,499
Lease intangibles, net	5,328,476	764,580	6,093,056
Prepaid expenses and other assets	202,205	434	202,639
Total assets	$38,106,972	$173,723	$38,280,695

Liabilities and partners' capital

Liabilities
Accounts payable	$8,849	$-	$8,849
Payables to affiliates	23,175	-	23,175
Acquired below market lease intangibles, net	377,994	163,048	541,042
Distributions payable	217,882	-	217,882
Accrued liabilities	1,183,443	10,675	1,194,118
Total liabilities	1,811,343	173,723	1,985,066

Commitments and contingencies

Partners' capital
Limited partners - 44,000,000 units authorized;
4,418,130 units issued and outstanding	36,295,151	-	36,295,151
General partners	478	-	478
Total partners' capital	36,295,629	-	36,295,629
Total liabilities and partners' capital	$38,106,972	$173,723	$38,280,695

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard Mid-Term Value Enhancement Fund I LP
Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2005

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired the ASC Building as of January 1, 2004. This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2005. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2004, nor does it purport to represent our future operations.

	Nine Months Ended	Prior Acquisitions	Statement of
	September 30, 2005	Pro Forma	Revenues and				Pro Forma
	as Reported	Adjustments	Certain Expenses	Pro Forma			Nine Months Ended
	(a)	(b)	(c)	Adjustments			September 30,2005
Revenue
Rental revenue	$2,915,582	$388,645	$314,205	$25,301	(d	)	$3,643,733
Other income	-	14,893	22,917	-			37,810
Total revenues	2,915,582	403,538	337,122	25,301			3,681,543

Expenses
Property operating expenses	864,047	48,190	17,306	-			929,543
Real estate taxes	423,085	53,111	52,235	-			528,431
Property and asset management fees	199,108	30,648	12,129	(12,129)	(e	)	257,137
				12,568	(f	)
				14,813	(g	)
General and administrative	442,472	2,433	-	-			444,905
Depreciation and amortization	942,740	196,194	-	187,350	(h	)	1,326,284
Total expenses	2,871,452	330,576	81,670	202,602			3,486,300

Interest income	183,503	-	-	-			183,503

Net income (loss)	$227,633	$72,962	$255,452	$(177,301)			$378,746

Allocation of net income:
Net income allocated to general partners	$4						$7
Net income allocated to limited partners	$227,629						$378,739

Weighted average number of limited
partnership units outstanding	4,292,423						4,292,423

Net income per limited partnership unit	$0.05						$0.09

See accompanying notes to pro forma consolidated financial statements.

Behringer Harvard Mid-Term Value Enhancement Fund I LP
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2004

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired the ASC Building as of January 1, 2004. This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2004, nor does it purport to represent our future operations.

		Prior Acquisitions	Statement of
	December 31, 2004	Pro Forma	Revenues and				Pro Forma
	As Reported	Adjustments	Certain Expenses	Pro Forma			Year ended
	(a)	(b)	(c)	Adjustments			December 31, 2004
Revenue
Rental revenue	$1,183,349	$2,448,773	$418,940	$33,734	(d	)	$4,084,796
Other income	-	567,963	47,774	-			615,737
Total revenues	1,183,349	3,016,736	466,714	33,734			4,700,533

Expenses
Property operating expenses	385,012	584,109	12,891	-			982,012
Real estate taxes	137,728	343,116	89,102	-			569,946
Property and asset management fees	71,166	210,061	18,296	(18,296)	(e	)	317,735
				16,758	(f	)
				19,750	(g	)
General and administrative	313,821	34,620	-	-			348,441
Depreciation and amortization	309,500	1,174,292	-	249,800	(h	)	1,733,592
Total expenses	1,217,227	2,346,198	120,289	268,012			3,951,726

Interest income	44,913	-	-	-			44,913

Net income (loss)	$11,035	$670,538	$346,425	$(234,278)			$793,720

Allocation of net income:
Net income allocated to general partners	$-						$12
Net income allocated to limited partners	$11,035						$793,708

Weighted average number of limited
partnership units outstanding	1,353,476			2,540,593	(i	)	3,894,069

Net income per limited partnership unit	$0.01						$0.20

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard Mid-Term Value Enhancement Fund I LP
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.	Reflects our historical balance sheet as of September 30, 2005.

b.
Reflects the acquisition of the ASC Building by us for $4,095,768. We allocated its purchase price to the assets and liabilities below and estimated the remaining useful lives of its tangible and intangible assets as follows:

Description	Allocation	Estimated Useful Life

Land	$586,567
Building	2,917,910	25 years
Below market lease, net	(163,048)	4.83 years
Tenant improvements, leasing commissions
& legal fees	381,754	4.83 years
In-place leases	144,181	4.83 years
Tenant relationship	238,645	9.83 years
Prepaid insurance	434
Prepaid rent	(10,675)
	$4,095,768

We allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations” and No. 142, “Goodwill and Other Intangible Assets” as follows:

The fair value of the tangible assets acquired, consisting of land and buildings, is determined by valuing the property as if it were vacant, and the “as-if-vacant” value is then allocated to land and buildings. Land values are derived from appraisals, and building values are calculated as replacement cost less depreciation or management’s estimates of the relative fair value of these assets using discounted cash flow analyses or similar methods. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

We determine the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate that reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable terms of the respective leases. We record the fair value of above-market and below-market leases as intangible assets or intangible liabilities, respectively, and amortize them as an adjustment to rental income over the remaining non-cancelable terms of the respective leases.

The total value of identified real estate intangible assets acquired is further allocated to in-place lease values, in-place tenant improvements, in-place leasing commissions and tenant relationships based on our evaluation of the specific characteristics of each tenant’s lease and our overall relationship with that respective tenant. The aggregate value for tenant improvements and leasing commissions is based on estimates of these costs incurred at inception of the acquired leases, amortized through the date of acquisition. The aggregate value of in-place leases acquired and tenant relationships is determined by applying a fair value model. The estimates of fair value of in-place leases include an estimate of carrying costs during the expected lease-up periods for the respective spaces considering current market conditions. In estimating the carrying costs that would have otherwise been incurred had the leases not been in place, we include such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up period based on current market conditions. The estimates of the fair value of tenant relationships also include costs to execute similar leases including leasing commissions, legal and tenant improvements as well as an estimate of the likelihood of renewal as determined by management on a tenant-by-tenant basis.

We amortize the value of in-place leases and in-place tenant improvements to expense over the initial term of the respective leases. The value of tenant relationship intangibles is amortized to expense over the initial term and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should a tenant terminate its lease, the unamortized portion of the in-place lease value and tenant relationship intangibles would be charged to expense.

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months ended September 30, 2005

a.	Reflects our historical operations for the nine months ended September 30, 2005.

b.	Reflects the Pro Forma results for the 2800 Mockingbird and Parkway Vista properties, which were acquired on March 11, 2005 and June 8, 2005, respectively.

c.	Reflects the historical revenues and certain expenses of the ASC Building.

d.	Reflects the amortization of the below market lease value over the remaining non-cancelable term of the lease of approximately 58 months.

e.	Reflects the reversal of historical property management fees for the ASC Building.

f.
Reflects pro forma property management fees associated with the management of the ASC Building by HPT Management Services LP, our affiliate. HPT Management Services LP will receive 4% of annual gross revenues, as defined in the property management agreement.

g.
Reflects pro forma asset management fees associated with the ASC Building. The asset is managed by HPT Management Services LP, our affiliate, for an annual asset management fee of 0.5% of the asset value.

h.	Reflects depreciation and amortization of the ASC Building using the straight-line method over the estimated useful lives as follows:

Description	Allocation	Estimated Useful Life
Building	$2,917,910	25 years
Real estate intangibles[1]	362,887	4.83 years
Tenant relationship	238,645	9.83 years

__________________________
¹ Included in real estate intangibles is $163,048 of below market lease value, which is amortized to rental income. See Note d.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2004

a.	Reflects our historical operations for the year ended December 31, 2004.

b.	Reflects the combined Pro Forma results for the Hopkins, Northpoint, Tucson Way, 2800 Mockingbird and Parkway Vista properties for the portion of 2004 that we did not own these properties.

c.	Reflects the historical revenues and certain expenses of the ASC Building.

d.	Reflects the amortization of the below market lease value over the remaining non-cancelable term of the lease of approximately 58 months.

e.	Reflects the reversal of historical property management fees for the ASC Building.

f.
Reflects pro forma property management fees associated with the management of the ASC Building by HPT Management Services LP, our affiliate. HPT Management Services LP will receive 4% of annual gross revenues, as defined in the property management agreement.

g.
Reflects pro forma asset management fees associated with the ASC Building. The asset is managed by HPT Management Services LP, our affiliate, for an annual asset management fee of 0.5% of the asset value.

h.	Reflects depreciation and amortization of the ASC Building using the straight-line method over the estimated useful lives as follows:

Description	Allocation	Estimated Useful Life
Building	$2,917,910	25 years
Real estate intangibles[1]	362,887	4.83 years
Tenant relationship	238,645	9.83 years

__________________________
¹ Included in real estate intangibles is $163,048 of below market lease value, which is amortized to rental income. See Note d.

i.
Reflects the adjustment to historical weighted average number of limited partnership units outstanding to reflect the acceptance of units needed to provide for the cash purchase price of the Hopkins, Northpoint, Tucson Way, 2800 Mockingbird, Parkway Vista and ASC Building properties. The adjustment is computed as follows:

	Pro Forma
	Year Ended
	December 31, 2004

Cash needed to acquire the Hopkins Property	$3,056,377
Cash needed to acquire the Northpoint Property	5,822,663
Cash needed to acquire the Tucson Way Property	9,269,472
Cash needed to acquire the 2800 Mockingbird Property	6,747,926
Cash needed to acquire the Parkway Vista	5,275,597
Cash needed to acquire the ASC Building	4,095,768
	$34,267,803

Net cash received from each limited partnership unit issued	$8.80	(1)

Limited partnership units needed to purchase the Hopkins, Northpoint,
Tucson Way, 2800 Mockingbird, Parkway Vista and ASC Building properties	3,894,069
Less historical weighted average of limited partnership units outstanding
for the year ended December 31, 2004	(1,353,476)
	2,540,593

¹Net cash received per limited partnership unit issued is computed as $10 gross proceeds per unit less $0.70 commission per unit, $0.25 broker dealer fees per unit and $0.25 organization and offering costs per unit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP
	By:	Behringer Harvard Advisors I LP, Co-General Partner
Dated: March 3, 2006	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer